UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  June 26, 2014

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 26, 2014, Constellation Energy Partners LLC  (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) related to the lawsuit filed in the Chancery Court of the State of Delaware, by Constellation Energy Partners Holdings, LLC (“CEPH”), a subsidiary of Exelon Corporation.  A copy of the Settlement Agreement is attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

On June 26, 2014, the Company issued a press release regarding the Settlement Agreement.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number		Description

99.1		Press Release dated June 26, 2014.

99.2		Settlement Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: June 26, 2014	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Treasurer

EXHIBIT INDEX

1

Exhibit Number	Description

99.1	Press Release June 26, 2014.

99.2	Settlement Agreement.